                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Section 240.14a-12

                         Home City Financial Corporation
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

                     --------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials

[ ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                         HOME CITY FINANCIAL CORPORATION
                           2454 NORTH LIMESTONE STREET
                             SPRINGFIELD, OHIO 45503
                                 (937) 390-0470

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the 2005 Annual Meeting of Shareholders of Home City Financial Corporation ("HCFC") will be held at the Courtyard by Marriott, 100 S. Fountain Avenue, Springfield, Ohio, on April 27, 2005, at 3:00 p.m., local time (the "Annual Meeting"), for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

      1.    To elect five directors of HCFC for terms expiring in 2006; and

      2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of HCFC of record at the close of business on March 3, 2005, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                      By Order of the Board of Directors

                                      /s/ J. William Stapleton

Springfield, Ohio                        J. William Stapleton
March 14, 2005                           President, Chief Executive Officer
                                          and Chief Operating Officer

                         HOME CITY FINANCIAL CORPORATION
                           2454 NORTH LIMESTONE STREET
                             SPRINGFIELD, OHIO 45503
                                 (937) 390-0470

                                 PROXY STATEMENT

                                     PROXIES

      The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home City Financial Corporation, an Ohio corporation ("HCFC"), for use at the Annual Meeting of Shareholders of HCFC to be held at the Courtyard by Marriott, 100 S. Fountain Avenue, Springfield, Ohio, on April 27, 2005, at 3:00 p.m., local time (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy that is received by HCFC before the Proxy is exercised or by giving notice of revocation to HCFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

      FOR the election of Glenn W. Collier, John D. Conroy, James M. Foreman, Terry A. Hoppes and J. William Stapleton as directors of HCFC for terms expiring in 2006.

      The cost of soliciting Proxies will be borne by HCFC. Proxies may be solicited by the directors, officers and other employees of HCFC and Home City Federal Savings Bank of Springfield ("Home City"), the wholly owned subsidiary of HCFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

      Only shareholders of record as of the close of business on March 3, 2005 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. HCFC's records disclose that, as of the Voting Record Date, there were 835,690 votes entitled to be cast at the Annual Meeting.

      This Proxy Statement is first being mailed to shareholders of HCFC on or about March 25, 2005.

                                  VOTE REQUIRED

QUORUM

      A majority of the votes eligible to be cast at the Annual Meeting must be present in person or by proxy to establish a quorum. Abstentions will be counted as present for purposes of establishing a quorum.

ELECTION OF DIRECTORS

      Under Ohio law and HCFC's Regulations, the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder is entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the election of the five nominees. Shareholders may not cumulate votes in the election of directors.

                         VOTING SECURITIES AND OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the only persons known to HCFC to own beneficially more than five percent (5%) of the outstanding common shares of HCFC as of March 3, 2005:

                                      Amount and Nature of       Percent of
         Name and Address             Beneficial Ownership   Shares Outstanding
         ----------------             --------------------   ------------------
First Bankers Trust Services, Inc.,
Trustee
Home City Financial Corporation
Employee Stock Ownership Plan
2321 Kochs Lane
Quincy, IL  62301                          87,873 (1)             10.52%

--------------------

(1) First Bankers Trust Services, Inc., holds such shares as the trustee of the Home City Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The trustee has voting power with respect to the 26,510 shares not yet allocated to participants' accounts and limited dispositive power with respect to all of the shares of the ESOP.

      The following table sets forth certain information with respect to the number of common shares of HCFC beneficially owned by each director and executive officer of HCFC and by all directors and executive officers of HCFC as a group at March 3, 2005:

                                        Amount and Nature of        Percent of
Name and Address (1)                  Beneficial Ownership (2)  Shares Outstanding
--------------------                  ------------------------  ------------------
Glenn W. Collier                              14,346 (3)               1.71%
John D. Conroy                                41,356 (4)               4.95
James M. Foreman                              27,519 (5)               3.29
Terry A. Hoppes                               31,409 (6)               3.76
J. William Stapelton                          11,853 (7)               1.40
Don E. Lynam                                   8,431 (8)               1.01
Charles A. Mihal                              18,390 (9)               2.19
All directors and executive officers
 as a group (7 persons)                      142,967                  16.78

---------------------

(1) Each of the persons listed on this table may be contacted at the address of HCFC.

(2) The beneficial owner has sole voting and dispositive power unless otherwise indicated. Although all of the shares held in the Home City Financial Corporation Recognition and Retention Plan Trust (the "RRP") are deemed to be held by each of Messrs. Conroy and Collier as Trustees of the RRP, the shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

(3) Includes 2,628 shares that may be acquired upon the exercise of an option and 10,337 shares held by the RRP, with respect to which Mr. Collier shares voting power as a Trustee.

(4) Includes 9,522 shares held by Mr. Conroy's spouse, with respect to which Mr. Conroy shares voting and dispositive power, and 10,337 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

(5) Includes 9,522 shares held by Mr. Foreman's spouse, with respect to which Mr. Foreman shares voting and dispositive power.

(6) Includes 8,678 shares held by Mr. Hoppes' spouse, with respect to which Mr. Hoppes shares voting and dispositive power.

(7) Includes 10,000 shares that may be acquired upon the exercise of an option and 853 shares allocated to Mr. Stapleton's ESOP account, with respect to which Mr. Stapleton has voting but not dispositive power.

(8) Includes 100 shares held by Mr. Lynam jointly with his spouse, 200 shares that may be acquired upon the exercise of an option and 4,431 shares allocated to Mr. Lynam's ESOP account, with respect to which Mr. Lynam has voting but not dispositive power.

(9) Includes 3,342 shares that may be acquired upon the exercise of an option and 4,748 shares allocated to Mr. Mihal's ESOP account, with respect to which Mr. Mihal has voting but not dispositive power.

                              ELECTION OF DIRECTORS

      HCFC's Code of Regulations provides for a Board of Directors consisting of five persons, subject to change by the Board of Directors or by the shareholders. The number is currently fixed at six. In accordance with Section
2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nominee to the Secretary of HCFC by the later of (i) the February 15th immediately preceding the annual meeting or (ii) the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written notice of a proposed nominee shall set forth the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the numbers of shares of HCFC owned beneficially and/or of record by the nominee and the length of time such shares have been so owned.

      The Nominating Committee will consider nominees for directors of HCFC recommended by a shareholder who submits the person's name and qualifications in writing. The Nominating Committee has no specific minimum qualifications for a recommended candidate, and the committee does not consider shareholder-recommended candidates differently from others. The Nominating Committee considers:

      - Personal qualities and characteristics, accomplishments and reputation in the business community;

      -     Relationships in the communities in which HCFC does business;

      - Ability and willingness to commit adequate time to Board and committee responsibilities;

      - The individual's skills and experiences and how they fit with those of other directors and potential directors and satisfy the needs of HCFC; and

      -     Whether the potential nominees are shareholders of HCFC.

      The Nominating Committee makes its recommendation to the Board of Directors, and nominees are selected by vote of all of the directors of the Board of Directors.

      The Board of Directors proposes the election of the following persons to serve until the Annual Meeting of Shareholders in 2006 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                  Director of    Director of
       Name           Age (1)        Position(s) Held           Home City Since  HCFC Since
       -----          -------        ----------------           ---------------  -----------
Glenn W. Collier        64     Director                               2000          2000
John D. Conroy          54     Director, Chairman of the Board        1988          1996
James M. Foreman        65     Director                               1995          1996
Terry A. Hoppes         56     Director                               1994          1996
J. William Stapleton    52     Director, President, CEO and COO       2003          2003

------------------

(1) As of March 3, 2005.

      If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for the substitute recommended by the Board of Directors.

      MR. COLLIER has been a partner with the law firm of Martin, Browne, Hull & Harper since 1975. Mr. Collier also serves on the Board of Directors of Wittenberg University.

      MR. CONROY has been the owner and President of Conroy Funeral Home, Inc., in Springfield, Ohio, since 1971. Mr. Conroy is a licensed funeral director and embalmer. Mr. Conroy is a licensed Ohio Insurance Agent and a member of the Audit and Corporate Responsibility Committee for Mercy Community Health Partners. From January 1995 to March 1996, Mr. Conroy was the Secretary of Home City.

      MR. FOREMAN has been the President, Chief Executive Officer and owner of Foreman-Blair Pontiac, Buick, GMC, Cadillac, Springfield, Ohio, and the President and owner of SKDP Insurance Agency since 1971. Mr. Foreman served as Vice President of Home City from January 1995 to March 1996.

      MR. HOPPES is a professional engineer and surveyor and has been the owner and the President of Hoppes Engineering and Surveying Company since 1977 and the President of Hoppes Builders and Development Company since 1981. From January 1995 to March 1996, Mr. Hoppes was the Treasurer of Home City.

      MR. STAPLETON has been the Chief Executive Officer and Chief Operating Officer of HCFC and Home City since March 2003. Mr. Stapleton was also named President in April 2004 upon the death of Douglas L. Ulery. Prior to joining HCFC and Home City, Mr. Stapleton was Executive Vice President and Director of Security National Bank and Trust Company since 1997 and, prior to 2001, Executive Vice President and Director of Security Banc Corporation. Mr. Stapleton is also a director of Miami Mutual Insurance Company, Springfield Foundation and Mercy Surgery Center. He serves as a member of the Audit Committee for Ohio Masonic Homes.

MEETINGS OF DIRECTORS

      The Board of Directors of HCFC met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 2004. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

      Each director of HCFC is also a director of Home City. The Board of Directors of Home City met 12 times during the fiscal year ended December 31, 2004. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

COMMITTEES OF DIRECTORS

      The Board of Directors of HCFC has a Nominating Committee, an Audit Committee, an ESOP Committee, a Stock Option Committee and an RRP Committee. The Board of Directors of HCFC does not have a compensation committee.

      NOMINATING COMMITTEE. The Board of Directors of HCFC established a Nominating Committee in February 2004. The Nominating Committee's purpose is to identify and recommend individuals to the Board of Directors for nomination as members of the Board and its committees and review the independence and other board memberships of directors. The committee consists of Messrs. Collier, Conroy, Foreman and Hoppes, all of whom are independent under the listing standards of the Nasdaq SmallCap Market ("NASDAQ"). A copy of the Nominating Committee Charter is available on HCFC's website, www.homecityfederal.com.

      AUDIT COMMITTEE. The Audit Committee oversees the accounting and financial reporting process of HCFC and audits of HCFC's financial statements. As part of its duties, the Audit Committee engages the independent auditors of HCFC and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Conroy, Foreman and Hoppes. The Board has determined that each of the members of the Audit Committee is "independent" under applicable NASDAQ rules. The Audit Committee of HCFC met seven times during the fiscal year ended December 31, 2004. For a more detailed description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT."

      ESOP COMMITTEE. The ESOP Committee administers the ESOP and presently consists of Messrs. Conroy, Hoppes and Stapleton. The ESOP Committee met once during the fiscal year ended December 31, 2004.

      STOCK OPTION COMMITTEE. The Stock Option Committee is responsible for administering the Home City Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Collier, Foreman, Hoppes and Stapleton. The Stock Option Committee met once during the fiscal year ended December 31, 2004.

      RRP COMMITTEE. The RRP Committee administers the Home City Financial Corporation RRP. Such committee consists of Messrs. Collier, Conroy, Hoppes and Stapleton. The RRP Committee met once during the fiscal year ended December 31, 2004.

EXECUTIVE OFFICERS

      In addition to Mr. Stapleton, the President, CEO and COO of HCFC and Home City, the following persons are executive officers of both HCFC and Home City and hold the designated positions:

       Name         Age (1)                     Position(s) Held
       ----         -------                     ----------------
Charles A. Mihal      66      Secretary, Treasurer and Chief Financial Officer of HCFC
                              and Home City
Don E. Lynam          51      Executive Vice President of HCFC and Home City

--------------------

(1) As of March 3, 2005.

      MR. MIHAL has been employed by Home City since January 1997, serving as the Treasurer and Chief Financial Officer of HCFC and Home City during that time and as the Secretary of HCFC and Home City since February 2005. Mr. Mihal also served as Treasurer of Home City Insurance Agency from December 2000 until November 2003. From 1993 to December 1996, Mr. Mihal served as Vice President and Controller of First National Bank of Pennsylvania. From 1990 to 1993, Mr. Mihal was Vice President and Controller of Bank One, Akron, N.A.

      MR. LYNAM has been employed by Home City since December 1997. In January 2001, he was promoted from Senior Vice President to Executive Vice President of Home City and HCFC. From June 1975 to December 1997, Mr. Lynam was employed by Key Bank, serving most recently as a Vice President in commercial lending.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

      Each director of Home City receives a retainer fee of $1,250 per month for service as a director of Home City. In addition, the Chairman of the Board of Directors receives an additional fee of $150 per month. No fees are paid for service as a director of HCFC.

      Four of Home City's directors participate in a deferred compensation plan whereby payment of part or all of their directors' fees is deferred. Home City records the deferred fees as expenses and in a liability account. Interest is periodically credited on each account. The interest rate in 2004 was 6.25%. Each director is fully vested in his account, and the balance is payable upon termination of directorship prior to death or retirement. Home City has provided for the contingent liability created by the deferred compensation plan by purchasing a single-premium universal life insurance policy on each director. Upon retirement or death, a director or his estate will receive the benefits payable pursuant to the policy on his life.

      Directors are also eligible to participate in the Stock Option Plan and the RRP.

EXECUTIVE OFFICERS' COMPENSATION

      The following table presents certain information regarding the cash compensation received by J. William Stapleton, the President, Chief Executive Officer and Chief Operating Officer of HCFC and Home City, for services rendered during the fiscal years shown. Mr. Stapleton received the compensation included in the following table from Home City and received no compensation from HCFC. No other executive officer of Home City or HCFC received salary and bonus compensation exceeding $100,000 during the periods shown.

                           SUMMARY COMPENSATION TABLE

                     Annual Compensation                    Long-Term Compensation
                     -------------------                    ----------------------
 Name and Principal            Salary       Bonus   Restricted Stock  Securities Underlying   All Other
     Position         Year       ($)         ($)       Awards ($)       Options/SARS (#)     Compensation
--------------------  ----  -----------   --------  ----------------  ---------------------  ------------
J. William Stapleton  2004  $150,000 (1)  $20,050     $    -0-                -0-            $   5,342 (2)
President, Chief      2003  101,796  (3)      -0-       65,000(4)          25,000               14,723 (5)
Executive Officer
and Chief Operating
Officer

--------------------

(1) Includes director's fee of $15,000 paid by Home City. Does not include amounts attributable to other miscellaneous benefits. The cost to Home City of providing such benefits to Mr. Stapleton was less than 10% of his cash compensation.

(2) Consists of a contribution of $5,342 to Mr. Stapleton's 401(k) defined contribution plan account. Allocations to ESOP accounts for 2004 have not yet been determined.

(3) Includes director's fee of $11,250 paid by Home City. Does not include amounts attributable to other miscellaneous benefits. The cost to Home City of providing such benefits to Mr. Stapleton was less than 10% of his cash compensation.

(4) On April 30, 2003, Mr. Stapleton was awarded 5,000 common shares pursuant to the RRP. Mr. Stapleton paid no consideration for such shares. Such shares will be earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning April 30, 2004, assuming continued employment with, or service on the Board of Directors of, Home City. On April 30, 2003, the market price of the shares awarded to Mr. Stapleton, determined by reference to the last trade price for HCFC's shares on NASDAQ on such date, was $13.00 per share, and the aggregate market value of such shares was $65,000. At December 31, 2004, the market price of an HCFC share was $15.40, based on the last trade price reported by NASDAQ, and the aggregate market value of the 4,000 shares not yet earned was $61,600. In addition, dividends and other distributions on such shares and earnings thereon will be distributed to Mr. Stapleton according to the vesting schedule.

(5) Consists of the value of the allocation of Mr. Stapleton's ESOP account as of December 31, 2003.

EMPLOYMENT AGREEMENT

      Home City has entered into an employment agreement with Mr. Stapleton. Mr. Stapleton's employment agreement was effective March 28, 2003, and has a two-year term that is automatically extended each month for another month. The employment agreement provides for a salary and performance review by the Board of Directors not less often than annually, as well as inclusion in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The employment agreement also provides for vacation and sick leave.

      The employment agreement is terminable by Home City at any time. In the event of termination by Home City for "just cause," as defined in the employment agreement, Mr. Stapleton will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home City other than for just cause, at the end of the term of the employment agreement or in connection with a "change of control," as defined in the employment agreement, Mr. Stapleton will be entitled to a continuation of salary payments for a period of time equal to the term of the employment agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the employment agreement or (2) the date Mr. Stapleton becomes employed full-time by another employer.

      The employment agreement also contains provisions with respect to the occurrence within six months before or at any time after a "change of control" of (l) the termination by Home City of Mr. Stapleton's employment for any reason other than just cause, retirement or termination at the end of the term of the employment agreement, (2) certain changes in the capacity or circumstances in which Mr. Stapleton is employed or (3) a material reduction in Mr. Stapleton's responsibilities, authority, compensation or other benefits provided under the employment agreement without his written consent. In the event of Home City's termination of Mr. Stapleton's employment during such period of time and during the term of the employment agreement, Mr. Stapleton will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the employment agreement or the amount of annual salary payable to Mr. Stapleton as a result of any annual salary review. If Mr. Stapleton terminates his employment within six months prior to or one year after a change of control due to certain material changes in the circumstances of his employment or a material reduction in his responsibilities or authority, Mr. Stapleton will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the employment agreement or the amount of annual salary payable to Mr. Stapleton as a result of any annual salary review. If Mr. Stapleton's employment is so terminated either by him or by Home City, Mr. Stapleton will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the employment agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum payment that Mr. Stapleton may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or exceed limitations imposed by the Office of Thrift Supervision. "Control," as defined in the employment agreement, generally refers to the acquisition by any person or entity of the power to vote or ownership of 10% or more of the voting stock of Home City or HCFC, the control of the election of a majority of Home City's or HCFC's directors or the exercise of a controlling influence over the management or policies of Home City or HCFC.

STOCK OPTION PLAN

      At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the Stock Option Plan. The Board of Directors of HCFC reserved 95,220 common shares for issuance by HCFC upon the exercise of options to be granted as determined by the Stock Option Committee to certain directors, officers and employees of HCFC and Home City from time to time under the Stock Option Plan. Due to a return of capital paid in June 1998, according to the terms of the Stock Option Plan, the number of shares reserved for the Stock Option Plan was increased to 131,422. One-fifth of each option becomes exercisable each of the five years after the date of the award.

      The following table sets forth information regarding the number and value of unexercised options held by Mr. Stapleton at December 31, 2004:

 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values

                                                   Number of Securities     Value of Unexercised In-
                          Shares                  Underlying Unexercised    The-Money Options/SARs at
                        Acquired on     Value   Options/SARs at 12/31/2004       12/31/2004 (1)
          Name         Exercise (#)   Realized  Exercisable/Unexercisable   Exercisable/Unexercisable
          ----         ------------   --------  --------------------------  -------------------------
J. William Stapleton       -0-          N/A           5,000/20,000               $11,125/$44,500

-------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price, which for Mr. Stapleton is $13.175 per share, and the fair market value of HCFC's common shares on December 31, 2004, which was $15.40 per share, based on the last trade price reported by NASDAQ on such date.

RECOGNITION AND RETENTION PLAN AND TRUST

      At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the RRP. One-fifth of the number of shares awarded to an individual becomes earned and non-forfeitable on each of the first five anniversaries of the date of such award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of HCFC or Home City, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

CERTAIN TRANSACTIONS WITH HOME CITY

      Home City has extended loans to certain of its and HCFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, HCFC's directors and executive officers and persons holding more than ten percent of the common shares of HCFC are required to report their ownership of common shares and changes in such ownership to the SEC and HCFC. The SEC has established specific due dates for such reports. Based upon a review of such reports, HCFC must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. HCFC has determined that no failure to file such reports timely occurred during fiscal year 2004.

                                    AUDITORS

      The Audit Committee of the Board of Directors has engaged BKD as HCFC's auditors for the current fiscal year. Management expects that a representative of BKD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

      The following table presents fees paid by the Company to BKD for the audit of the Company's annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by BKD during those periods.

                            Year ended          Year ended
   Type of fees          December 31, 2004   December 31, 2003
   ------------          -----------------   -----------------
Audit fees (1)               $60,725             $60,600

Audit related fees (2)         3,675               5,785

Tax fees (3)                   7,100               6,595

All other fees (4)               -0-               6,805

---------------------

(1) Consists of fees for professional services for the audit of HCFC's annual financial statements and review of financial statements included in HCFC's Forms 10-QSB, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) Consists of fees for consultation concerning financial accounting and reporting standards related to the performance of the audit or review of HCFC's financial statements and ACH audit.

(3) Consists of fees for professional services with respect to tax compliance and tax planning.

(4)   Consists of fees for organizational assessment.

      The Audit Committee of HCFC pre-approves all services to be performed by its independent auditor for HCFC, and during 2004, all services provided by BKD for HCFC were approved in advance by HCFC's Audit Committee.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of HCFC is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee does not have a member deemed a financial expert. The Audit Committee has, however, determined that James M. Foreman has the financial sophistication required by NASDAQ for one member of the Audit Committee. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as selecting and retaining an accounting firm to audit HCFC's financial statements. The Board of Directors and the Audit Committee have adopted a Charter to set forth the Audit Committee's responsibilities.

      As required by the Charter, the Audit Committee received and reviewed the report of BKD regarding the results of its audit, as well as the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed and discussed the audited financial statements with the management of HCFC. A representative of BKD also discussed with the Audit Committee the independence of BKD from HCFC, as well as the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee determined that the provision by BKD of services to HCFC other than audit related services was compatible with maintaining BKD's independence. Discussions between the Audit Committee and the representative of BKD included the following:

      - BKD's responsibilities in accordance with generally accepted auditing standards

      - The initial selection of, and whether there were any changes in, significant accounting policies or their application

      -     Management's judgments and accounting estimates

      -     Whether there were any significant audit adjustments

      -     Whether there were any disagreements with management

      -     Whether there was any consultation with other accountants

      - Whether there were any major issues discussed with management prior to BKD's retention

      -     Whether BKD encountered any difficulties in performing the audit

      -     BKD's judgments about the quality of HCFC's accounting principles

      - BKD's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee recommended to the Board of Directors that HCFC's financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004, to be filed with the SEC.

Submitted by:

John D. Conroy
James M Foreman
Terry A. Hoppes

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

      Any proposals of shareholders intended to be included in the proxy statement for the 2006 Annual Meeting of Shareholders of HCFC should be sent to HCFC by certified mail and must be received by HCFC by November 25, 2005. In addition, if a shareholder intends to present a proposal at the 2006 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 8, 2006, then the proxies designated by the Board of Directors of HCFC for the 2006 Annual Meeting of Shareholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

      Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

      The Board of Directors expects all directors to make every effort to attend meetings of the shareholders of HCFC. All written communications addressed to an individual director at the address of HCFC or one of the offices of a subsidiary of HCFC will be forwarded directly to the director. All written communications addressed to the Board of Directors at the address of HCFC or one of the offices of a subsidiary of HCFC will be presented to the full Board of Directors at a meeting of the Board of Directors.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ J. William Stapleton

Springfield, Ohio                         J. William Stapleton
March 14, 2005                            President, Chief Executive Officer
                                           and Chief Operating Officer

                REVOCABLE PROXY - HOME CITY FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
              BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

The undersigned shareholder of Home City Financial Corporation ("HCFC") hereby constitutes and appoints Don E. Lynam and Nancy A. Hobbs, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HCFC to be held at the Courtyard by Marriott, 100 S. Fountain Avenue, Springfield, Ohio, on April 27, 2005, at 3:00 p.m., local time (the "Annual Meeting"), all of the shares of HCFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, which are described in the accompanying Proxy Statement:

1.   The election of five directors for the term expiring in 2006:

          FOR all nominees                      WITHHOLD authority to  vote
     [ ]  listed below                    [ ]   for all nominees
          (except as marked to the              listed below:
          contrary below):

             Glenn W. Collier      John D. Conroy          James M. Foreman
             Terry A. Hoppes       J. William Stapleton

(INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee's name on the line provided below.)

---------------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

[HOME CITY LOGO]           HOME CITY
                           FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION.

Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.


                             DETACH PROXY CARD HERE
...............................................................................

This Revocable Proxy will be voted as directed by the undersigned shareholder. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR PROPOSAL 1.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of HCFC and of the accompanying Proxy Statement is hereby acknowledged.



                      --------------   -----------------------------------
                      Date             Signature
                      --------------   -----------------------------------
                      Date             Signature

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.